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                                                                    EXHIBIT 23.2

Independent Auditors' Consent


We consent to the incorporation by reference in this Registration Statement No.
333-      of EnergySouth, Inc., successor to Mobile Gas Service Corporation, on
Form S-8 of our report dated November 6, 1998, appearing in the Annual Report on Form 10-K of EnergySouth, Inc. for the year ended September 30, 1998.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Atlanta, Georgia

February 19, 1999